                            SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Brooklyn Federal Bancorp, Inc.
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


              ----------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

         _______________________________________________________________________

      2) Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         _______________________________________________________________________

         4) Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

                   [BROOKLYN FEDERAL BANCORP, INC. LETTERHEAD]



March 7, 2006


Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Brooklyn Federal Bancorp, Inc. (the "Company"). The Company is the holding company of Brooklyn Federal Savings Bank, and our common stock is traded on the Nasdaq National Market under the symbol "BFSB." The Annual Meeting will be held at Brooklyn Federal Savings Bank's main office, located at 81 Court Street, Brooklyn, New York, at 4:00 p.m., New York time, on Tuesday, April 11, 2006.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may consider the election of two directors, the approval of the Brooklyn Federal Bancorp, Inc. 2006 Stock-Based Incentive Plan, and the ratification of the appointment of Beard Miller Company LLP as the Company's independent registered public accounting firm for fiscal year 2006. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you elect the two recommended nominees as directors and vote "FOR" each other matter to be considered at the Annual Meeting.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Angelo J. Di Lorenzo

Angelo J. Di Lorenzo
President and Chief Executive Officer

                         BROOKLYN FEDERAL BANCORP, INC.
                                 81 COURT STREET
                            BROOKLYN, NEW YORK 11201
                                 (718) 855-8500

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 11, 2006

        Notice is hereby given that the Annual Meeting of Stockholders of Brooklyn Federal Bancorp, Inc. (the "Company") will be held at Brooklyn Federal Savings Bank's main office, located at 81 Court Street, Brooklyn, New York, on Tuesday, April 11, 2006 at 4:00 p.m., New York time.

        A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

        The Annual Meeting is for the purpose of considering and acting upon:

        1.      The election of two directors to the Board of Directors;

        2. The approval of the Brooklyn Federal Bancorp, Inc. 2006 Stock-Based Incentive Plan;

        3. The ratification of the appointment of Beard Miller Company LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2006; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

        Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on February 28, 2006, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 81 Court Street, Brooklyn, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                          By Order of the Board of Directors


                                          /s/ Sandra E. Weiss
                                          ------------------------
                                          Sandra E. Weiss
                                          Secretary
March 7, 2006

--------------------------------------------------------------------------------
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         BROOKLYN FEDERAL BANCORP, INC.
                                 81 COURT STREET
                            BROOKLYN, NEW YORK 11201
                                 (718) 855-8500


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 11, 2006

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Brooklyn Federal Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at Brooklyn Federal Savings Bank's main office, located at 81 Court Street, Brooklyn, New York, on Tuesday, April 11, 2006, at 4:00 p.m., New York time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 7, 2006.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. WHERE NO INSTRUCTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE SHARES REPRESENTED BY SUCH PROXIES ON SUCH MATTERS IN SUCH MANNER AS SHALL BE DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS.

        A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING PROCEDURES AND METHODS OF COUNTING VOTES
--------------------------------------------------------------------------------

        Holders of record of the Company's common stock, par value $0.01 per share, as of the close of business on February 28, 2006 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 13,225,000 shares of common stock issued and outstanding, 9,257,500 of which were held by BFS Bancorp, MHC (the "Mutual Holding Company"), and 3,967,500 of which were held by stockholders other than the Mutual Holding Company ("Minority Stockholders"). The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence by proxy of the Mutual Holding Company's shares will assure a quorum is present at the Annual Meeting.

        As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the two nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

        As to the approval of the Brooklyn Federal Bancorp, Inc. 2006 Stock-Based Incentive Plan (the "Incentive Plan"), by checking the appropriate box, a stockholder may: (i) vote FOR the approval of the Incentive Plan; (ii) vote AGAINST the approval of the Incentive Plan; or (iii) ABSTAIN from voting on the approval of the Incentive Plan. The approval of this matter requires the affirmative vote of a majority of the shares present and voting held by Minority Stockholders and by the affirmative vote of a majority of the total shares present and voting, in each case without regard to broker non-votes or proxies marked ABSTAIN.

        As to the ratification of Beard Miller Company LLP as the Company's independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the shares present and voting, without regard to broker non-votes or proxies marked ABSTAIN.

        Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above. If the Mutual Holding Company votes all of its shares in favor of the election of the two nominees proposed by the Board and in favor of the ratification of Beard Miller Company LLP as the Company's independent auditors, the approval of each such proposal would be assured.

        Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

        Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company's outstanding shares of common stock, and all directors and executive officers of the Company as a group.

                                                  AMOUNT OF SHARES
                                                  OWNED AND NATURE        PERCENT OF SHARES
         NAME AND ADDRESS OF                        OF BENEFICIAL          OF COMMON STOCK
          BENEFICIAL OWNERS                         OWNERSHIP (1)            OUTSTANDING
          -----------------                         -------------            -----------
PRINCIPAL STOCKHOLDERS:

BFS Bancorp, MHC                                       9,257,500                70.0%
81 Court Street
Brooklyn, New York  11201

BFS Bancorp, MHC (2)                                   9,322,523                70.5%
and all Directors and Executive Officers
as a group (9 persons)

---------------------------
(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The Company's executive officers and directors are also executive officers and directors of BFS Bancorp, MHC. Excluding shares held by BFS Bancorp, MHC, the Company's executive officers and directors owned an aggregate of 65,023 shares, or 0.49% of the outstanding shares.

--------------------------------------------------------------------------------
                        PROPOSAL 1--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

        The Company's Board of Directors consists of six members, and is divided into three classes, with one class of directors elected each year. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected and qualified. Two directors will be elected at the Annual

Meeting, each to serve for a three-year period and until his or her successor has been elected and shall qualify. The Board of Directors has nominated Angelo
J. Di Lorenzo and Vincent E. Caccese for election as directors at the Annual Meeting.

        The table below sets forth certain information as of March 1, 2006 regarding the composition of the Company's Board of Directors, including the terms of office of Board members, and information regarding the executive officers of the Company and of Brooklyn Federal Savings Bank, the Company's principal operating subsidiary. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

                                                                                             SHARES OF
                                                                                            COMMON STOCK
                                                                                            BENEFICIALLY
                                         POSITIONS           DIRECTOR     CURRENT TERM    OWNED ON RECORD     PERCENT OF
         NAME(1)           AGE(4)           HELD             SINCE(2)       TO EXPIRE          DATE(3)          CLASS
------------------------ --------- ---------------------- ------------- ---------------- ------------------ -------------
                                                        NOMINEES

Angelo J. Di Lorenzo         64      President and Chief       1976            2006            11,317(6)          *
                                     Executive Officer,
                                          Director
Vincent E. Caccese           91           Director             1975            2006             2,500             *

                                                       DIRECTORS

John A. Loconsolo            85           Director             1980            2007            16,722             *
Salvatore M. Salibello       60           Director             2006(5)         2007               100             *
Daniel O. Reich              73           Director             1986            2008             3,846             *
John C. Gallin               64           Director             1986            2008               212             *

All directors and                                                                              65,023(7)          *
executive officers as a
group
(9 persons)

-----------------------
*       Less than 1.0%
(1) The mailing address for each person listed is 81 Court Street, Brooklyn, New York 11201. Each of the persons listed is also a director of BFS Bancorp, MHC, which owns the majority of the Company's issued and outstanding shares of common stock.
(2) Reflects initial appointment to the Board of Directors of the mutual predecessor to Brooklyn Federal Savings Bank.
(3) See definition of "beneficial ownership" in the table "Security Ownership of Certain Beneficial Owners."
(4)     As of September 30, 2005.
(5) Mr. Salibello was elected to the Board of Directors, effective February 21, 2006, following the resignation of Donald E. Svoboda.
(6) Includes 1,317 shares of common stock allocated to the account of the executive officer under Brooklyn Federal Savings Bank's ESOP. Under the terms of the ESOP, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.
(7) Includes 4,643 shares of common stock allocated to the accounts of executive officers under Brooklyn Federal Savings Bank's ESOP.

        The principal occupation during the past five years of each director, nominee for director and executive officer of the Company is set forth below. All such persons have held their present positions for five years unless otherwise stated.

        DIRECTORS

        ANGELO J. DI LORENZO. Mr. Di Lorenzo has been Chief Executive Officer and President of the Bank since 1972 and a director since 1976.

        VINCENT E. CACCESE. Mr. Caccese is a self-employed attorney at law.

        JOHN A. LOCONSOLO. Mr. Loconsolo is President of Locon Corp., a real estate holding company of New York City properties, President of Loconsolo, Properties, L.L.C., a real estate holding company of New Jersey properties and President of Jack Loconsolo & Co., a wholesale and retail paint, wallpaper and sundries distributor.

        JOHN C. GALLIN. Mr. Gallin is retired. He previously was President and the majority owner of John Gallin & Son, Inc., a building contractor.

        DANIEL O. REICH. Mr. Reich is Chief Executive Officer of Reich Paper, Inc., a manufacturer and importer of paper for graphic arts applications and marketing throughout North America.

        SALVATORE M. SALIBELLO. Mr. Salibello is a certified public accountant and a founding partner of Salibello & Broder, LLP, a certified public accounting firm with offices in New York, New York.

        EXECUTIVE OFFICERS WHO ARE NOT A DIRECTOR

        RICHARD A. KIELTY. Mr. Kielty has been employed at the Bank since 1970, most recently as Chief Financial Officer. Prior to that, he was Controller of the Bank.

        MARC LENO. Mr. Leno has been Chief Lending Officer at the Bank since 2001. Prior to that he was a commercial mortgage-lending officer at various local financial institutions.

        MARILYN ALBERICI. Ms. Alberici has been Loan Servicing Officer since
1981.

OWNERSHIP REPORTS BY OFFICERS AND DIRECTORS

        The Company's common stock is registered with the SEC pursuant to
Section 12(b) of the Securities Exchange Act of 1934, as amended. The executive officers and directors of the Company and the Bank and beneficial owners of greater than 10% of the Company's common stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. The SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner of the Company's common stock to file a Form 3,4, or 5 on a timely basis. Based on the Company's review of ownership reports and confirmations by executive officers and directors only, one director failed to file ownership reports on a timely basis for the year ended September 30, 2005. Director Daniel Reich filed an ownership report on April 22, 2005 for a transaction that occurred on April 8, 2005. The Company is not aware of any other ownership reports that executive officers and directors did not file on a timely basis. The Company is not aware of any 10% beneficial owners of its common stock other than BFS Bancorp, MHC.

BOARD INDEPENDENCE

        The Board of Directors has determined that, except for Mr. Di Lorenzo, each member of the Board is an "independent director" within the meaning of the NASDAQ corporate governance listing standards. Mr. Di Lorenzo is not considered independent because he is an executive officer of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        GENERAL. The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees include the Executive Committee, the Nomination Committee, the Audit Committee and Compensation Committee. During the year ended September 30, 2005, the Board of Directors held three regular meetings. No member of the Board or any committee thereof attended fewer than 75% of said meetings. Executive sessions of independent directors are held on a regularly scheduled basis.

        EXECUTIVE COMMITTEE. The Executive Committee consists of directors Vincent E. Caccese, John A. Loconsolo, Daniel O. Reich, John C. Gallin and Angelo J. Di Lorenzo. The Executive Committee is authorized to act with the same authority as the board of directors of the Company between meetings of the Board. The Executive Committee did not meet during the year ended September 30, 2005.

        NOMINATION COMMITTEE. The Nomination Committee consists of directors John A. Loconsolo, Daniel O. Reich and John C. Gallin. Each member of the Nomination Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards. The Nomination Committee did not met during the fiscal year ended September 30, 2005; however it did meet one time subsequent to that date. The Board of Directors, by resolution, has addressed the nominations process in the Company's Bylaws.

        The functions of the Nomination Committee include the following:

        o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

        o to review and monitor compliance with the requirements for board independence;

        o to review the committee structure and make recommendations to the Board regarding committee membership;

        o to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

        o to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

        The Nomination Committee intends to identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee may engage a third party to assist in the identification of director nominees. The Nomination Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

        o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

        o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

        o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

        o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

        o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

        o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

        Finally, the Nomination Committee will take into account whether a candidate satisfies the criteria for "independence" under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

        PROCEDURES FOR THE RECOMMENDATION BY STOCKHOLDERS OF DIRECTOR NOMINEES. The Nomination Committee has adopted procedures for the submission of recommendations for candidates by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nomination Committee will consider recommended candidates submitted by the Company's stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 81 Court Street, Brooklyn, New York 11201. To be considered timely, the Corporate Secretary must receive a submission not less than 90 days prior to the date of the mailing date of the proxy statement relating to the preceding year's annual meeting. The submission must include the following information:

        o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

        o the name, address and contact information for the candidate as well as a statement of the candidate's business and educational experience;

        o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

        o detailed information about any relationship between the proposing stockholder and the Company; and

        o a written consent that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

        Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nomination Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Stockholder Proposals."

        STOCKHOLDER COMMUNICATIONS WITH THE BOARD. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 81 Court Street, Brooklyn, New York 11201, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

        o forward the communication to the director or directors to whom it is addressed;

        o attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

        o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

        At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

        THE AUDIT COMMITTEE. The Audit Committee consists of directors John A. Loconsolo, Daniel O. Reich, Salvatore M. Salibello and John C. Gallin. Each member of the Audit Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that director Salvatore M. Salibello qualifies as an "audit committee financial expert" as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

        o retaining, overseeing and evaluating a firm of independent certified public auditors to audit the Company's annual financial statements;

        o in consultation with the independent auditors and the internal auditor, reviewing the integrity of the Company's financial reporting processes, both internal and external;

        o       approving the scope of the audit in advance;

        o reviewing the financial statements and the audit report with management and the independent auditors;

        o considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor's independence;

        o reviewing earnings and financial releases and quarterly reports filed with the SEC;

        o consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls;

        o approving all engagements for audit and non-audit services by the independent auditors; and

        o       reviewing the adequacy of the audit committee charter.

        The Audit Committee met three times during the fiscal year ended September 30, 2005. The Audit Committee reports to the Board on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is appended to this proxy statement as Appendix A and which is available at the Company's website at WWW.BROOKLYNBANK.COM.

        AUDIT COMMITTEE REPORT. The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

        The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

        As part of its ongoing activities, the Audit Committee has:

        o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended September 30, 2005;

        o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

        o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence. In addition, the

                Audit Committee approved the appointment of Beard Miller Company LLP as the Company's independent auditors for the fiscal year ending September 30, 2006, subject to the ratification of the appointment by the stockholders.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        This report has been provided by the Audit Committee:

                                               John A. Loconsolo
                                               Daniel O. Reich
                                               Salvatore M. Salibello
                                               John C. Gallin

        COMPENSATION COMMITTEE. The Compensation Committee consists of Directors Salvatore M. Salibello, John A. Loconsolo, Daniel O. Reich and John C. Gallin. The Compensation Committee is authorized to establish the Company's compensation policies and review compensation matters. The Compensation Committee did not meet during the year ended September 30, 2005; however it did meet one time subsequent to that date.

        COMPENSATION COMMITTEE REPORT. Under rules established by the Securities and Exchange Commission, Brooklyn Federal Bancorp, Inc. is required to provide certain data and information regarding compensation and benefits provided to its chief executive officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Company has prepared the following report for inclusion in this proxy statement.

        The role of the Compensation Committee is to administer the compensation programs for the Company's and Brooklyn Federal Savings Bank's executive officers, annually review the compensation levels of the Chief Executive Officer and review the Chief Executive Officer's recommendations regarding the compensation of the other executive officers. The Compensation Committee is composed entirely of independent directors. It is intended that the executive compensation program will enable the Company and Brooklyn Federal Savings Bank to attract, develop and retain talented executive officers capable of maximizing the Company's performance for the benefit of the shareholders. The Compensation Committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of the Company. The compensation program has three key elements of total direct compensation: base salary, annual incentive compensation and long-term incentives. Another element of the compensation program is benefits.

        While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of the Company's operations, the experience, expertise and management skills of the executive officers and their roles in the success of the Company, as well as compensation surveys prepared by professional firms or other organizations to determine compensation paid to executives performing similar duties for similarly-sized institutions in urban areas of the northeastern United States. While the Compensation Committee considered each of the quantitative and non-quantitative factors described above, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and other executive officers. Rather, all factors were considered.

        BASE SALARIES. Base salary and changes to base salary reflect a variety of factors, including the results of the independent review of the competitiveness of the total compensation program, the individual's performance and contribution to the long-term goals of Brooklyn Federal Savings Bank, recent operating results, performance targets and other relevant factors.

        ANNUAL INCENTIVES. Payouts under the Company's annual incentive compensation program are based on the achievement of annual performance objectives, including Brooklyn Federal Savings Bank's financial performance compared to budgeted projections, the prior year's financial performance and the financial performance of certain competitors. Individual payouts are a function of Brooklyn Federal Savings Bank's financial performance and the performance of the individual executive. The Compensation Committee believes that this funding formula provides a direct link between financial performance and actual compensation.

        In addition, the Compensation Committee believes that long-term incentives, specifically stock options and stock awards, should be a key element in the executive compensation program. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation.

        The Company intends to make initial stock option and stock award program grants to directors and officers of Brooklyn Federal Savings Bank. The Brooklyn Federal 2006 Stock-Based Incentive Plan is being submitted for stockholder approval for such purposes. Assuming stockholder approval of this plan, awards thereunder will consider performance, competitive market practices, and other relevant factors.

        CHIEF EXECUTIVE OFFICER. For the year ended September 30, 2005, the Chief Executive Officer earned a base salary of $309,000 and $60,000 in other compensation. The base salary was an increase of 11.2% from fiscal year 2004, and was based in part on superior institutional performance and the completion of the reorganization to the mutual holding company form. The Compensation Committee intends to provide the Chief Executive Officer with long-term stock option and stock awards consistent with the approach discussed for other executives assuming awards are available for issuance.

        The Compensation Committee concluded that Mr. Di Lorenzo performed in an exemplary manner in fiscal year 2005. This was done by continuing to provide leadership and vision, developing and articulating the strategic direction of Brooklyn Federal Bancorp, Inc. and fostering an environment in which his senior management team was able to support and execute the strategy he articulated. Mr. Di Lorenzo's compensation for fiscal 2005 is a reflection of Brooklyn Federal Savings Bank's performance in fiscal 2005.

        It is the Compensation Committee's belief the executives' compensation in general, and the Chief Executive Officer's compensation in particular, should be aligned closely with stockholder interests. The Compensation Committee believes that, since fiscal 2005 was a strong year for Brooklyn Federal Savings Bank, Mr. Di Lorenzo should be compensated for his contribution to that performance. In light of remaining uncertainties in the operating environment ahead, it is particularly important at this time the Mr. Di Lorenzo remain focused on, and that his fiscal 2006 compensation continue to be based upon, Brooklyn Federal Savings Bank's long-term performance. The Compensation Committee believes that Mr. Di Lorenzo's performance during fiscal 2005 exceeded the Board of Directors' objectives.

        This report has been provided by the Compensation Committee:

                                               John A. Loconsolo
                                               John C. Gallin
                                               Daniel O. Reich
                                               Salvatore M. Salibello

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The independent directors of the Company, except for Mr. Caccese, served as members of the Compensation Committee. None of these directors had any transactions or relationships with the Company in 2005 requiring specific disclosures under SEC requirements.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics that is applicable to all directors, officers and employees of the Company and the Bank, including the principal executive officer, principal financial officer, principal accounting officer or controller, and all persons performing similar functions. The Code of Business Conduct and Ethics is posted on the Bank's website at WWW.BROOKLYNBANK.COM. Amendments to and waivers from the Code of Business Conduct and Ethics will also be disclosed on the Bank's website.

DIRECTORS' COMPENSATION

        DIRECTOR FEES. The Bank pays each non-employee director a monthly fee of $2,335, a board attendance fee of $525 and a committee attendance fee of $700 for each committee meeting attended. The Company pays a quarterly fee of $5,000 to each non-employee director. Brooklyn Federal Savings Bank paid fees totaling $286,000 to directors for the fiscal year ended September 30, 2005.

EXECUTIVE OFFICER COMPENSATION

        SUMMARY COMPENSATION TABLE. The following table sets forth for the fiscal year ended September 30, 2005, certain information as to the total remuneration paid by the Bank to its Chief Executive Officer, as well as to the other executive officers of the Bank who received salary and bonus in excess of $100,000.


                                                                   ANNUAL COMPENSATION(1)
                                                ----------------------------------------------------------
                                                                              OTHER ANNUAL
                                                                              COMPENSATION                     ALL OTHER
     NAME AND PRINCIPAL POSITION         YEAR      SALARY($)      BONUS($)       ($)(2)      LTIP PAYOUTS   COMPENSATION (3)
------------------------------------- --------- ------------- -------------- -------------- -------------- ------------------
Angelo J. Di Lorenzo, President          2005    $   309,000   $   60,000                                    $     25,000
  and Chief Executive Officer            2004        278,000       60,000          --              --              25,000

Richard A. Kielty, Executive Vice
  President and Chief Financial          2005        160,000       31,000                                          17,000
  Officer                                2004        143,000       25,000          --              --              14,000

Marc Leno, Senior Vice President and     2005        138,000       21,000                                          56,000
  Chief Lending Officer                  2004        121,000       20,000          --              --              39,324

Marilyn Alberici, Senior Vice            2005        107,000       17,000          --              --              10,000
  President and Loan Servicing Officer   2004         98,000       15,000          --              --               7,000

-------------------------------------
(1) Summary compensation information is excluded for the fiscal year ended September 30, 2003, as the Bank was not a public company during this period.
(2) Does not include the aggregate amount of perquisites or other benefits, which was less than 10% of the aggregate salary and annual bonus reported for him in the Summary Compensation Table.
(3) Includes employer contributions under the Brooklyn Federal pension plan and reimbursement for unused sick leave. In addition, Mr. Leno has an incentive plan related to mortgage loan sales.


BENEFIT PLANS

        EMPLOYMENT AGREEMENTS. The Bank entered into similar employment agreements with each of Messrs. Di Lorenzo, Kielty, Leno and Ms. Alberici. The employment agreements with Messrs. Di Lorenzo and Kielty are dated as of April 1, 2005, and the employment agreements with Mr. Leno and Ms. Alberici are dated as of February 1, 2006. The Company is a signatory to each of the agreements for the sole purpose of guaranteeing payments thereunder. Each of these agreements with Messrs. Di Lorenzo and Kielty have an initial term of up to three years and each of the agreements with Mr. Leno and Ms. Alberici have an initial term of up to two years. Commencing on January 1 of the year first succeeding the effective date of the employment agreements and continuing on such date each year thereafter, the agreements will be renewed for an additional year so that the remaining term will be three years (or two years for Mr. Leno and Ms. Alberici), subject to termination on notice as provided in the agreements. Under the agreements, the initial base salaries for Messrs. Di Lorenzo, Kielty, Leno and Ms. Alberici are $300,000, $153,700, $142,000 and $110,100 respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. The executive's employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

        Certain events resulting in the executive's termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive's employment is terminated for reasons other than for cause, disability or retirement, or if executive is involuntarily terminated in connection with or following a change in control, or in the event the executive resigns during the term of the agreement following (i) failure to elect or reelect or to appoint or reappoint the executive to his or her executive position, (ii) a material change in the nature or scope of the executive's authority, (iii) the liquidation or dissolution of the Bank or the Company that would affect the status of the executive, (iv) a reduction in the executive's annual compensation, or a relocation of the executive's principal place of employment by more than 25 miles, or (v) a material breach of the employment agreement by the Bank, then the executive would be entitled to a severance payment under the agreement equal to three times (two times for Mr. Leno and Ms. Alberici) the sum of the executive's base salary and the highest rate of bonus awarded to the executive during the prior three years, payable, in a lump sum. In addition, the executive would be entitled, at no expense to the executive, to the continuation of substantially comparable life, medical, dental and disability coverage for 36 months (24 months for Mr. Leno and Ms. Alberici) following the date of termination. The executive will also receive a lump sum cash payment equal to the present value (discounted at 6%) of contributions that would have been made on his or her behalf under each of the Bank's 401(k) plan, money purchase pension plan, and employee stock ownership plan or other defined contribution plans as if the executive had continued working for the 36-month period (24 months for Mr. Leno and Ms. Alberici) following his or her termination of employment. In the event that their employment has terminated for a reason entitling them to severance payments, Messrs. Di Lorenzo, Kielty and Leno and Ms. Alberici would receive an aggregate severance payment of approximately $1.2 million, $609,000, $421,00 and $297,000, respectively, pursuant to their employment agreements based upon current levels of compensation. In the event payments to the executive include an "excess parachute payment" as defined in Section 280G of the Internal Revenue Code, payments under the employment agreements with the Bank would be reduced in order to avoid this result.

        Under each employment agreement, if an executive becomes disabled or incapacitated to the extent the executive is unable to perform his or her duties for a period of 6 consecutive months, the Bank shall continue to pay his or her salary for the longer of one year, or the remaining term of the agreement, reduced by payments to the executive under any applicable disability program. In the event of executive's death, his or her estate or beneficiaries will be paid executive's base salary for one year from executive's death, and will receive continued medical, dental, family and other benefits for one year. Upon retirement at age 65 or such later date determined by the Board, executive will receive only those benefits to which he is entitled under any retirement plan of the Bank to which he or she is a party.

        Upon termination of the executive's employment other than in connection with a change in control, the executive agrees not to compete with the Bank for a period of one year following termination of employment within 25 miles of any existing branch of the Bank or any subsidiary of the Company, or within 25 miles of any office for which the Bank, or a subsidiary has filed an application for regulatory approval to establish an office.

        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. In April 1999, the Bank established a non-qualified supplemental executive retirement plan for Mr. Di Lorenzo, its president and chief executive and Mr. Kielty, its chief financial officer. The 1999 plans were amended and restated in 2005 in order to conform the plans with changes in the tax laws and for certain other purposes. Prior to their revision in 2005, the 1999 plans provided for an annual retirement benefit of $50,000 and $30,000, respectively, to Messrs. Di Lorenzo and Kielty, payable in equal monthly installments over a period of 15 years. The 2005 supplemental executive retirement plan provides Mr. Di Lorenzo and Mr. Kielty with a supplemental retirement benefit following the executive's retirement on or after age 65 equal to (a) 60% times the highest of the executive's average annual compensation in any consecutive 36 month period during the 10 years prior to retirement, reduced by (b) the sum of (i) the amortized value of executive's benefits under the Bank's Money Purchase Pension Plan payable as a single life annuity with 240 payments guaranteed; (ii) the amortized value of executive's benefit commencing at normal retirement, attributable to Bank contributions to the Bank's 401(k) Plan payable as a single life annuity with 240 payments guaranteed; and (iii) the amortized value of executive's annual Social Security retirement benefit commencing at normal retirement. Benefits under the supplemental executive retirement plan commence on the first day of the month following retirement from the Bank or the first day of the seventh month following termination of employment if required under the tax laws, and shall be payable for the longer of the executive's life or 240 months. The plans provide for a reduced benefit in the event the executive becomes disabled or is terminated in connection with a change in control prior to the executive's 65th birthday. If the executive terminates employment prior to normal retirement for a reason other than death, disability, or a change in control, executive shall be entitled to the accrued benefit on the books of the Bank, amortized and paid in installments over a 20 year period.

        The Bank has purchased single premium life insurance policies on the lives of the two executives in a face amount of $5.0 million in order to informally fund the benefit promised under the supplemental retirement plan and to provide cost recovery upon each executive's death. The Bank is the owner and beneficiary of the life insurance policies.

        The supplemental executive retirement plans are considered unfunded plans for tax and ERISA purposes. All obligations owing under the plans are payable from the general assets of the Bank, and are subject to the claims of the Bank's creditors. During the year ended September 30, 2005, the expense of the supplemental executive retirement plans to the Bank was approximately $275,000.

STOCK BENEFIT PLANS

        EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. We implemented an employee stock ownership plan in connection with the reorganization and stock offering. Employees who are at least 21 years old with at least two years of service during which the employee has completed at least 1,000 hours of service with the Bank are eligible to participate. As part of the reorganization and stock offering, the employee stock ownership plan trust borrowed funds from the Company and used those funds to purchase a number of shares equal to 8% of the common stock issued in the offering (317,400 shares). Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from the Bank's discretionary contributions to the employee stock ownership plan over a period of up to 20 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. Shares purchased by the employee stock ownership plan will be held in a suspense account for allocation among participants as the loan is repaid.

        Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Participants will be 100% vested in benefits under the plan upon completion of two years of credited service, with credit given to participants for years of credited service with the Bank's mutual predecessor prior to the adoption of the plan. A participant's interest in his account under the plan will also fully vest in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable in the form of common stock and/or cash. The Bank's contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released or committed to be released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate and participants will become fully vested in their account balances.

        STOCK OPTIONS. Except for the Incentive Plan to be considered by stockholders at the Annual Meeting, the Company has not previously adopted an option plan for the award of options exercisable for shares of common stock of the Company, and no such options were outstanding at September 30, 2005 or exercised in the year ended September 30, 2005.

        MONEY PURCHASE PENSION PLAN. On November 1, 1984, the Bank established the tax-qualified Brooklyn Federal Savings Bank Money Purchase Pension Plan for the benefit of its employees who are at least 21 years of age, and who have two years of employment with the Bank in which the employee has completed at least 1,000 hours of service. Participants are 100% vested in their accounts upon entering the plan. The Bank will make contributions each year under the plan in an amount equal to 5.4% of each participant's total taxable compensation, up to a maximum limit of $220,000 in 2006 (as indexed), plus 5.4% of such compensation in excess of 80% of the Social Security Taxable Wage Base plus $1.00. Amounts contributed to the plan are not taxable to participants until such amounts are withdrawn from the plan. Participants will be entitled to receive a benefit under the plan if they have an account balance in the plan upon termination of employment due to normal or early retirement, death, disability or other separation from service. Participants who are married when benefits begin will generally receive payments in the form of a joint and 50% survivor's annuity, and unmarried participants will generally receive benefits in the form of a life annuity, unless an alternative form of payment is elected by the participant. In the event a participant dies while employed by the Bank, 100% of the participant's account balance will be used to provide such participant's beneficiary with a death benefit. For a married participant, the participant's spouse will be the beneficiary of at least 50% of the death benefit, unless the participant's spouse consents in writing to an alternative beneficiary designation. Benefits upon a participant's death are generally paid in the form of an annuity, unless an alternative distribution form is timely selected by the participant.

        SPLIT DOLLAR DEATH BENEFITS. In November 1994, the Bank adopted collateral assignment Split Dollar Plan Agreements with Messrs. Di Lorenzo, Kielty, and Ms. Alberici. Under these Split Dollar Plan Agreements, the bank officer owns the life insurance policy on his or her life and the Bank pays the premiums with an assignment by the bank officer to the Bank of the policy proceeds payable at death sufficient to repay all of the premium payments that the Bank has made on behalf of the bank officer. At September 30, 2005, the aggregate net premiums paid by the Bank for the policies of Messrs. Di Lorenzo, Kielty and Ms. Alberici were $761,000, $350,000 and $93,000, respectively. Upon the death of the bank officer, the Bank will recover from the death benefit under the policy an amount sufficient to cover its net premium outlay. Any residual death benefits amounts shall be paid to the beneficiary(ies) designated by the bank officer. If the policy is cancelled for any reason during the lifetime of a bank officer, only the portion of the cash surrender value equal to the Bank's net premium outlay shall be repaid to the Bank, and any excess shall be paid to the bank officer.

        The Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") generally prohibits a direct or indirect extension of credit from a publicly traded company or its subsidiary to any of its directors or executive officers, but it contains a specific exemption from such prohibition for loans made by a financial institution to its executive officers and directors that are in compliance with federal banking regulations. The Sarbanes-Oxley Act provides that an extension of credit maintained on the date of enactment of the Sarbanes-Oxley Act will be "grandfathered" and will not be subject to Section 402, so long as there is no material modification to any term of any such extension of credit. The ongoing payment of premiums by the Bank, which are repaid to the Bank from the proceeds of the policy on the death of the executive as set forth in the policy, may be considered a loan for purposes of the Sarbanes-Oxley Act. However, the Split Dollar Plan Agreements do not permit the Bank to unilaterally discontinue the payment of premiums on the policies. On the basis of these facts, the Company believes that to the extent that the split dollar arrangements may be considered loans, the arrangements are grandfathered under the Sarbanes-Oxley Act and are not prohibited.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of the independent directors of the Company not having any interest in the transaction.

        Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Brooklyn Federal Savings Bank's directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

--------------------------------------------------------------------------------
             PROPOSAL 2--APPROVAL OF BROOKLYN FEDERAL BANCORP, INC.
                         2006 STOCK-BASED INCENTIVE PLAN
--------------------------------------------------------------------------------

        The Board of Directors has adopted, subject to stockholder approval, the Brooklyn Federal Bancorp, Inc. 2006 Stock-Based Incentive Plan (the "Incentive Plan"), to provide officers, employees and directors of the Company and Brooklyn Federal Savings Bank with additional incentives to promote the growth and performance of the Company. The following is a summary of the material features of the Incentive Plan, which is qualified in its entirety by reference to the provisions of the Incentive Plan, attached hereto as Appendix B.

GENERAL

        The Incentive Plan will remain in effect for a period of ten years following adoption by stockholders. The Incentive Plan authorizes the issuance of up to 907,235 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards. No more than 259,210 shares may be issued as restricted stock awards, and no more than 648,025 shares may be issued pursuant to the exercise of stock options; provided however, that subject to Office of Thrift Supervision approval, and without increasing the number of shares available for award under the Incentive Plan (907,235), the maximum number of shares of the Company's common stock that may be awarded as restricted stock awards may be increased by up to 100,000 shares in the event shares that underlie or are subject to awards for stock options become available for future awards as a result of forfeiture, cancellation or any other reason pursuant to Section 5(c) of the Incentive Plan, which is attached as Appendix B.

        The Incentive Plan will be administered by either the full Board of Directors or a committee (the "Committee) appointed by the Chairman of the Board of Directors, which will include two or more disinterested directors of the Company who must be "non-employee directors," as that term is defined for purposes of Rule 16b of the Securities Exchange Act of 1934. The Committee has full and exclusive power within the limitations set forth in the Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Incentive Plan's purposes; and interpreting and otherwise construing the Incentive Plan. The Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the Committee's power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

ELIGIBILITY

        Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Incentive Plan.

TYPES OF AWARDS

        The Committee may determine the type and terms and conditions of awards under the Incentive Plan. Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock awards, as follows.

        STOCK OPTIONS. A stock option gives the recipient or "optionee" the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Incentive Plan means the final sales price of Company's common stock as reported on the NASDAQ National Market on the date the option is granted, or if the Company's common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company's common stock was traded, and without regard to after-hours trading activity. However, if the Company's common stock is not reported on the NASDAQ stock market (or over the counter market), fair market value will mean the average sale price of all shares of Company common stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Company common stock sold during the 90-day period immediately preceding the date on which such stock option was granted. The Committee will determine the fair market value if it cannot be determined in the manner described above.

        Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the Company which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or
(iii) subject to a "cashless exercise" through a third party. Cash may be paid in lieu of any fractional shares under the Incentive Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

        STOCK APPRECIATION RIGHTS. Stock appreciation rights give the recipient the right to receive a payment in Company common stock of an amount equal to the excess of the fair market value of a specified number of shares of Company common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient's award agreement. Stock appreciation rights will not be granted unless (i) the stock appreciation right is settled solely in Company common stock; and (ii) there is no further ability to defer the income received on the exercise of the stock appreciation right.

        STOCK AWARDS. Stock awards under the Incentive Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the Incentive Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

        Generally, all awards, except non-statutory stock options, granted under the Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee's sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Incentive Plan upon the participant's death.

        CHANGE IN CONTROL. Upon the occurrence of an event constituting a change in control of the Company as defined in the Incentive Plan, all stock options will become fully vested, and all stock awards then outstanding will vest free of restrictions.

TAX CONSEQUENCES

        The following are the material federal tax consequences generally arising with respect to awards granted under the Incentive Plan. The grant of an option will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an incentive stock option and the Company will receive no deduction when an incentive stock option is exercised. Upon exercising a non-statutory stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and the Company will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-statutory stock option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option, except that the Company may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

        With respect to other awards granted under the Incentive Plan that are settled either in cash or in stock, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount.

        There are five outside directors of the Company and 92 employees eligible to participate in the Incentive Plan.

        In order to approve the Brooklyn Federal Bancorp, Inc. 2006 Stock-Based Incentive Plan, the proposal must receive the affirmative vote of a majority of the shares present and voting held by Minority Stockholders and by the affirmative vote of a majority of the total shares present and voting, in each case without regard to broker non-votes or proxies marked ABSTAIN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE BROOKLYN FEDERAL BANCORP, INC. 2006 STOCK-BASED INCENTIVE PLAN.

--------------------------------------------------------------------------------
    PROPOSAL 3--RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM
--------------------------------------------------------------------------------

        The Audit Committee of the Board of Directors of the Company has approved the engagement of Beard Miller Company LLP to be the Company's independent registered public accounting firm for the 2006 fiscal year, subject to the ratification of the engagement by the Company's stockholders. Stockholder ratification of the selection of Beard Miller Company LLP is required by the Company's Bylaws. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Beard Miller Company LLP for the Company's fiscal year ending September 30, 2006. A representative of Beard Miller Company LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate. Effective January 1, 2006, the Company engaged Beard Miller Company LLP as its new independent registered public accounting firm, replacing KPMG LLP.

        AUDIT FEES. The aggregate fees billed to the Company by KPMG for professional services rendered by KPMG for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by KPMG in connection with statutory and regulatory filings and engagements were $435,000(1) and $89,000 during the fiscal years ended September 30, 2005 and 2004, respectively.

        AUDIT RELATED FEES. There were no fees billed to the Company by KPMG in fiscal 2005 or fiscal 2004 for assurance and related services reasonably related to the performance of the audit of and review of the financial statements that are not already reported in "Audit Fees" above.

        TAX FEES. The aggregate fees billed to the Company by KPMG for professional services rendered by KPMG for tax compliance, tax advice and tax planning was $49,050 and $39,500 during the fiscal years ended September 30, 2005 and 2004, respectively. These services included federal and state tax compliance services.

        ALL OTHER FEES. No other fees were billed to the Company by KPMG during the fiscal years ended September 30, 2005 and 2004. The full Audit Committee pre-approves all audit and non-audit services to be performed by the independent registered public accounting firm and the related fees.

        The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee

----------------------------
(1) Includes fees of $190,000 for services in connection with the Company's registration and prospectus prepared and filed with the SEC in fiscal 2005 in connection with the Bank's reorganization into the mutual holding company structure and the Company's related stock offering.

concluded that performing such services in fiscal 2005 did not affect the independent registered public accounting firm's independence in performing its function as auditors of the Company's financial statements.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the Company's independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to a particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

        In order to ratify the selection of Beard Miller Company LLP as the independent registered public accounting firm for the 2006 fiscal year, the proposal must receive at least a majority of the votes cast "FOR" or "AGAINST," either in person or by proxy, in favor of such ratification. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF BEARD MILLER COMPANY LLP, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2006 FISCAL YEAR.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

        In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 81 Court Street, Brooklyn, New York 11201, no later than November 1, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

        The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

--------------------------------------------------------------------------------
        ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING
--------------------------------------------------------------------------------

        The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

        The date on which the next Annual Meeting of Stockholders is expected to be held is February 20, 2007. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2007 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than February 15, 2007.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

        The Company's 2005 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO CORPORATE SECRETARY, BROOKLYN FEDERAL BANCORP, INC., 81 COURT STREET, BROOKLYN, NEW YORK 11201, OR CALL (718) 855-8500.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Sandra E. Weiss
                                           -------------------
                                           Sandra E. Weiss
                                           Corporate Secretary
Brooklyn, New York
March 7, 2006

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

                         BROOKLYN FEDERAL BANCORP, INC.

                               BROOKLYN, NEW YORK

                             AUDIT COMMITTEE CHARTER
                             ADOPTED MARCH 30, 2005

I.      PURPOSE

The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board") of Brooklyn Federal Bancorp, Inc. (the "Company"). The Committee's primary function is to assist the Board in monitoring:

        o       the integrity of the Company's financial statements
        o the qualifications and independence of the Company's independent auditor
        o the performance of the Company's internal audit function and independent auditor
        o the Company's disclosure controls and system of internal controls over financial reporting

The Committee should foster adherence to, and encourage continuous improvement of, the Company's policies, procedures and practices. The Committee should also provide an open avenue of communication among financial and senior management, the internal audit function, the independent auditor and the Board.

The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee will report regularly to the Board. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

II.     COMPOSITION AND MEETINGS

The Committee shall be comprised of at least three (3) directors, as determined by the Board. Each Committee member shall be an independent director, as defined by all applicable rules and regulations, including the listing standards of Nasdaq, and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience. The Board shall determine whether at least one member of the Committee qualifies as an "audit committee financial expert" in compliance with criteria established by the SEC and other relevant regulations. The existence of such member, including his or her name and whether he or she is independent, shall be disclosed in periodic filings as required by the SEC.

The members of the Committee shall be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet at least quarterly or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may choose. As part of its responsibility to foster open communication, the

Committee will meet periodically with management, the internal auditor and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of those parties believe should be discussed privately. The Committee will meet quarterly with the independent auditor and management to discuss the Company's financial statements.

III.    DUTIES AND RESPONSIBILITIES

The Committee, to the extent it deems necessary or appropriate, shall:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

        o Review and discuss with management and the independent auditor the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.
        o Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.
        o Review and discuss with management and the independent auditor the certifications of the Company's chief executive officer and chief financial officer about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls, as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906), and the relevant reports rendered by the independent auditor.
        o Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.
        o Review and discuss quarterly reports from the independent auditor on:
                a. all critical accounting policies and practices used or to be used;
                b. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and
                c. other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
        o Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).
        o Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.
        o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.
        o Review with management, corporate counsel and the independent auditor the status of legal matters, including the significance of such matters on the Company's financial statements, and the adequacy of disclosures regarding such matters in the Company's financial statements and SEC filings.
        o Review with management and the independent auditor all related party transactions and determine that all required disclosures are included in the Company's annual report and annual proxy statement.
        o Review with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, any difficulties encountered in the course of the audit, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

INDEPENDENT AUDITOR

        o Appoint, compensate and oversee the work performed by the independent auditor for the purpose of preparing an audit report on the Company's financial statements or related work. Review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditor in the event they arise. Consider whether the auditor's performance of permissible non-audit services is compatible with the auditor's independence.
        o Review and evaluate the lead partner of the independent auditor team. Ensure the rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law.
        o Obtain and review a report from the independent auditor at least annually regarding:
                a. the internal quality control procedures of the independent auditor's firm;
                b. any material issues raised by the most recent internal quality control review, peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and
                c. all relationships between the independent auditor and the Company.
        o Review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to non-significant exceptions permitted by the Sarbanes-Oxley Act of 2002) in accordance with the Company's pre-approval policy.
        o Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.
        o Employees or former employees of the independent auditor who participated in any capacity in the audit of the Company will not be hired by the Company unless (a) it is determined that such a hiring would not violate any rules and regulations and
                (b) the hiring is pre-approved by the Board.

INTERNAL AUDIT

        o Review and advise on the appointment and replacement of the senior internal audit executive.
        o Review activities, organizational structure and qualifications of the internal audit function.
        o Review the significant reports to management prepared by the internal auditor and management's responses.
        o Review the internal audit charter annually and recommend changes, if any.
        o Review periodically with the independent auditor the budget, staffing and responsibilities of the internal audit function.
        o Review periodically with the internal auditor any significant difficulties, disagreements with management or scope restrictions encountered in the course of the function's work.

OTHER RESPONSIBILITIES

        o Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any reports that raise material issues regarding the Company's financial statements or accounting policies.
        o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
        o Conduct a review of all related party transactions (those transactions required to be disclosed in the Company's proxy statement pursuant to Item 404 of the SEC's Regulation S-K) for the purpose of determining whether a conflict of interest exists. Where the Committee determines, in its judgment, that no such conflict of interest exists, the Committee may authorize such transaction.

IV.     LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------

                         BROOKLYN FEDERAL BANCORP, INC.

                         2006 STOCK-BASED INCENTIVE PLAN

1.      PURPOSE OF PLAN.H

        The purposes of this 2006 Stock-Based Incentive Plan are to provide incentives and rewards to employees and directors who are largely responsible for the success and growth of Brooklyn Federal Bancorp, Inc. and its Affiliates, and to assist all such entities in attracting and retaining experienced and qualified directors, executives and other key employees.

2.      DEFINITIONS.

        (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

        (b) "Award" means one or more of the following: Restricted Stock Awards, Stock Options and other types of Awards, as set forth in Section 6 of the Plan.

        (c) "Award Agreement" means the agreement between the Company or an Affiliate and a Participant evidencing an Award under the Plan.

        (d) "Bank" means Brooklyn Federal Savings Bank and any successor to Brooklyn Federal Savings Bank.

        (e) "Board of Directors" means the board of directors of the Company.

        (f)     "Change in Control" means a change in control of a nature that:

                (i)     would be required to be reported in response to Item
                        5.01 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

                (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

                (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as: (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
                        Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement is distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which shares of the Company are exchanged for or converted into cash or property or securities not issued by the Company pursuant to such plan of reorganization or merger; or
                        (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding anything in this subsection to the contrary, a Change in Control shall not be deemed to have occurred upon the conversion of the Company's mutual holding company parent to stock form, or in connection with any reorganization used to effect such a conversion.

        (g)     "Code" means the Internal Revenue Code of 1986, as amended.

        (h) "Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

        (i) "Common Stock" means the common stock of the Company, par value $0.01 per share.

        (j) "Company" means Brooklyn Federal Bancorp, Inc. the stock holding company of the Bank, and any entity that succeeds to the business of Brooklyn Federal Bancorp, Inc.

        (k) "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary of the Treasury may require, in accordance with Section 22(e)(3) of the Code.

        (l) "Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

        (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

        (o) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the final sales price of the Common Stock as reported on the Nasdaq stock market (or over-the-counter market) on such date, or if the Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Common Stock was traded, and without regard to after hours trading activity; provided, however, that if the Common Stock is not reported on the Nasdaq stock market (or over the counter market), Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

        (p) "Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

        (q) "Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

        (r)     "OTS" means the Office of Thrift Supervision.

        (s) "Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

        (t) "Outside Director" means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee.

        (u) "Participant" means an Employee or Outside Director who is granted an Award pursuant to the terms of the Plan.

        (v) "Plan" means this Brooklyn Federal Bancorp, Inc. 2006 Stock-Based Incentive Plan.

        (w) "Restricted Stock" means shares of Common Stock that may be granted under the Plan that are subject to forfeiture until satisfaction of the conditions of their grant.

        (x) "Restricted Stock Award" means an Award of shares of Restricted Stock granted to an individual pursuant to Section 6(c) of the Plan.

        (y) "Retirement" means retirement from employment or service on or after any of the following: (i) the attainment of age 65 by an Employee or Outside Director; (ii) the attainment of age 55 and the completion of 15 years of employment or service as an Employee or Outside Director; or (iii) the completion of 25 years of employment or service as an Employee or Outside Director, provided however, that an Employee who is also a Director and who continues as an Outside Director shall not be deemed to have terminated due to Retirement solely as a result of terminating service as an Employee following satisfaction of one of the above stated conditions.

        (z)     "Stock Appreciation Right" means the right, as defined in
                Section 6(b), that may be granted to a Participant in tandem with the grant of a Stock Option.

3.      ADMINISTRATION.

        (a) COMMITTEE. The Committee shall administer the Plan. The Committee shall consist either of the full Board of Directors or two or more disinterested directors of the Company, who shall be appointed by the Chairman of the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act; and (ii) if, considered appropriate by the Board of Directors in its sole discretion, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law and not inconsistent with Rule 16b-3, to one or more officers of the Company, its powers under this Plan to (a) designate the officers and Employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or Options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Options or rights.

        (b) ROLE OF COMMITTEE. Subject to paragraph (a) of this Section 3, the Committee shall:

                (i) select the individuals who are to receive grants of Awards under the Plan;

                (ii) determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

                (iii) interpret the Plan and Award Agreements (as defined below); and

                (iv) make all other decisions related to the operation of the Plan.

        (c) AWARD AGREEMENTS. Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award
Agreement:

                (i)     the type of Award granted;

                (ii)    the Exercise Price for any Option;

                (iii)   the number of shares or rights subject to the Award;

                (iv)    the expiration date of the Award;

                (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

                (vi) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

        The Chairman of the Committee and such other directors and Employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4.      ELIGIBILITY.

        Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to participate in the Plan.

5.      SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

        (a) SHARES AVAILABLE. Subject to the provisions of Section 8, the capital stock that may be delivered under this Plan shall be shares of the Company's Common Stock, which may be issued directly by the Company from authorized but unissued shares or treasury shares or shares purchased by the Plan in the open market.

        (b)     SHARE LIMITS. Subject to adjustments, if any, provided in
Section 9, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 907,235 shares. The following limits also apply with respect to Awards granted under this Plan:

                (i) Subject to adjustment pursuant to Section 9 hereof, the maximum number of shares of Common Stock that may be delivered pursuant to Stock Options granted under this Plan is 648,025 shares. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 648,025. The maximum number of Stock Options that may be awarded to any Employee is 194,407

                        Stock Options. For these purposes, only the net number of shares issued pursuant to the exercise of a Stock Option are counted against the maximum number of shares.

                (ii) Subject to adjustment pursuant to Section 9 hereof, the maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 259,210 shares; provided however, that subject to OTS approval and without increasing the maximum number of shares of Common Stock available for Awards under this Plan (907,235), the maximum number of shares of Common Stock that may be awarded as Restricted Stock may be increased by up to 100,000 shares in the event shares that underlie or are subject to awards for Stock Options become available for future awards as a result of forfeiture, cancellation or any other reason pursuant to Section 5(c) hereof.

        (c) REISSUE OF AWARDS AND SHARES. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, including due to the exercise of Stock Appreciation Rights in lieu of Options, shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under this Plan.

        (d) RESERVATION OF SHARES; NO FRACTIONAL SHARES; MINIMUM ISSUE. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

6.      AWARDS.

        The Committee shall determine the type or types of Award(s) to be made to each selected eligible individual. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are:

        (a) STOCK OPTIONS. The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

                (i) EXERCISE PRICE. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

                (ii) TERMS OF OPTIONS. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

                (iii) NON-TRANSFERABILITY. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

                        (1) to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

                        (2) for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members of the individual's Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                        (3) For purposes of this Section, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

                (iv) SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock
                        Options:

                        (1) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                        (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

                        (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

                        (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

        (b) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is the right to receive a payment in Common Stock equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over the Fair Market Value of the Common Stock on the date of grant of the Stock Appreciation Right as set forth in the applicable award agreement. No Stock Appreciation Right shall be granted unless
(i) the Stock Appreciation Right is settled solely in Common Stock of the Company and (ii) there is no opportunity to further defer the income received on the exercise of the Stock Appreciation Right.

        (c) RESTRICTED STOCK AWARDS. The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

                (i) GRANTS OF STOCK. Restricted Stock Awards may only be granted in whole shares of Common Stock.

                (ii) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                        (1) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                        (2) Unless otherwise determined by the Committee, and except in the event of the Participant's death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                        (3) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

                (iii) ISSUANCE OF CERTIFICATES. The Company shall cause to be issued a stock certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

                                "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Brooklyn Federal Bancorp, Inc. 2006 Stock-Based Incentive Plan and the related Award Agreement entered into between the registered owner of such shares and Brooklyn Federal Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Brooklyn Federal Bancorp, Inc."

                        This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6(c) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

                (iv) TREATMENT OF DIVIDENDS. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award.

                (v) VOTING OF RESTRICTED STOCK AWARDS. Participants who are granted Restricted Stock Awards may vote all unvested shares of Common Stock subject to their Restricted Stock Awards.

7.      PAYMENTS; CONSIDERATION FOR AWARDS.

        (a) PAYMENTS. Payment for Awards may be made in the form of cash, Common Stock, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose.

        (b) CONSIDERATION FOR AWARDS. The Exercise Price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

                (i) cash, check payable to the order of the Company, or electronic funds transfer;

                (ii)    the delivery of previously owned shares of Common Stock;

                (iii) reduction in the number of shares otherwise deliverable pursuant to the Award; or

                (iv) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

        In no event shall any shares newly issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant and not subject to restrictions for at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 10(e), or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

8.      EFFECT OF TERMINATION OF SERVICE ON AWARDS.

        (a) GENERAL. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee or Outside Director shall vest immediately upon such individual's death, Disability or Retirement.

        (b) EVENTS NOT DEEMED TERMINATIONS OF EMPLOYMENT OR SERVICE. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than ninety (90) days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the

Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

        (c) EFFECT OF CHANGE OF AFFILIATE STATUS. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

9.      ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

        (a) ADJUSTMENTS. Upon, or in contemplation of, any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in its sole discretion, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

                (i) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

                (ii) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

        (b) VALUATION METHODOLOGIES. The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may not make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

        (c) COMMITTEE ACTION. Upon any of the events set forth in Section 9(a), the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 9(a)(i) above shall nevertheless be made.

        (d) AUTOMATIC ACCELERATION OF AWARDS. Upon a Change in Control of the Company, each Option then outstanding shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions.

10.     MISCELLANEOUS PROVISIONS.

        (a) COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of securities law counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

        (b) CLAIMS. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

        (c) NO EMPLOYMENT/SERVICE CONTRACT. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 10(c), however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

        (d) PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        (e) TAX WITHHOLDING. Upon any exercise, vesting, or payment of any Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right, at its option, to:

                (i) require the Participant (or the Participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

                (ii) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

        In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion (subject to Section 10(a)) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by the number of shares necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment, valued in a consistent manner at their Fair Market Value. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee's approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

        (f) EFFECTIVE DATE, TERMINATION AND SUSPENSION, AMENDMENTS. This Plan is effective upon receipt of shareholder approval. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth (10th) anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

                (i) TERMINATION; AMENDMENT. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

                (ii) STOCKHOLDER APPROVAL. Any amendment to this Plan shall be subject to stockholder approval to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board.

                (iii) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 9 shall not be deemed to constitute changes or amendments for purposes of this Section 10(f).

        (g) GOVERNING LAW; COMPLIANCE WITH REGULATIONS; CONSTRUCTION; SEVERABILITY.

                (i) GOVERNING LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent that federal law shall apply.

                (ii) FEDERAL REGULATIONS. This Plan is subject to the requirements of 12 C.F.R. Part 575. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause the Company's mutual holding company to fail to qualify as a mutual holding company under applicable federal regulations.

                (iii) SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                (iv) PLAN CONSTRUCTION; RULE 16B-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

        (h) CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        (i) NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                                 REVOCABLE PROXY

                         BROOKLYN FEDERAL BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 11, 2006

        The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at Brooklyn Federal Savings Bank's main office, located at 81 Court Street, Brooklyn, New York on April 11, 2006, at 4:00 p.m., New York time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                                 VOTE
                                                                  FOR           WITHHELD
                                                                  ---           --------
                                                              (EXCEPT AS
                                                            MARKED TO THE
                                                           CONTRARY BELOW)

1.      The election as directors of all nominees
        listed below, each to serve for a three-year              [  ]            [  ]
        term

               Angelo J. Di Lorenzo
               Vincent E. Caccese

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

        _____________________________

        _____________________________

                                                              FOR          AGAINST        ABSTAIN
                                                              ---          -------        -------

2.      The approval of Brooklyn Federal Bancorp,
        Inc. 2006 Stock-Based Incentive Plan.                 [  ]           [  ]           [  ]

                                                              FOR          AGAINST        ABSTAIN
                                                              ---          -------        -------

3.      The ratification of Beard Miller Company
        LLP as the Company's independent registered           [  ]           [  ]           [  ]
        public accounting firm for the fiscal year
        ending September 30, 2006.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 7, 2006, and audited financial statements.


Dated: _______________________                 [  ]  Check Box if You Plan
                                                     to Attend Annual Meeting


-------------------------------                -------------------------------
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER


-------------------------------                -------------------------------
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.


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           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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